Exhibit 10.5

AMENDMENT NO. 1 TO SECURITY AGREEMENT

This AMENDMENT, dated as of May 17, 2011 (this “Amendment”), amends the  Security Agreement (the “Security Agreement”), dated as of May 17, 2010, by and among SKYSHOP LOGISTICS, INC. (formerly SkyPostal Networks, Inc.), a Nevada corporation (the “Borrower”), SKYSHOP LOGISTICS OF FLORIDA, INC. (formerly SkyShop Logistics, Inc.), a Florida corporation (the “Guarantor and, together with the Borrower, the “Obligors”), and LBI INVESTMENTS, LLC, as the secured party under the  Security Agreement (the “Secured Party”).

This Amendment is being executed and delivered by the Obligors and the Secured Party in connection with that certain Note Purchase Agreement dated of May 16, 2011 (the “Purchase Agreement”), pursuant to which the Secured Party has agreed to purchase from the Borrower, and the Borrower has agreed to sell to the Secured Party, a Senior Secured Convertible Note (the “Note”). The parties intend, in executing and delivering this Amendment, that the obligations of the Obligors under the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement) shall be secured on the same terms as the Obligations described in the Security Agreement. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Security Agreement.

NOW, THEREFORE, the Secured Party and the Obligors hereby agree as follows:

1.
Each Obligor hereby grants to the Secured Party, as security for the Obligors’ respective obligations under the Purchase Agreement, the Note issued pursuant thereto and the Subsidiary Guarantee described therein (collectively, the “Subsequent Transaction Documents”), a continuing first priority security interest in and Lien upon, and pledges to the Secured Party, all of such Obligor’s right, title and interest in, to and under all of the Collateral. Such security interest shall rank pari passu with the security interest granted under the Security Agreement.

2.
When used in the Security Agreement, (i) the term “Transaction Documents” shall be deemed to include the Subsequent Transaction Documents, and (ii) the term “Obligations” shall be deemed to include all indebtedness, liabilities and obligations of each Obligor evidenced by and/or arising pursuant to any of the Subsequent Transaction Documents, such Obligations to be secured by the Collateral with the same effect as though specifically set forth in the Security Agreement.

3.
The Secured Party is hereby authorized to amend any or all Financing Statements that may have been filed pursuant to the Agreement, or to file additional Financing Statements, in order to include the Obligations arising out of the Subsequent Transaction Documents and to perfect the Secured Party’s first priority security interest in the Collateral without such Obligor’s signature to the extent permitted by applicable law.

4.	Except as amended hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, the Obligors and the Secured Party have duly executed this Amendment as of the date first written above.

BORROWER:

SKYSHOP LOGISTICS, INC.

By:	/s/ Albert P. Hernandez
Name: Albert P. Hernandez
Title: CEO

GUARANTOR:

SKYSHOP LOGISTICS OF FLORIDA, INC.

By:	/s/ Albert P. Hernandez
Name: Albert P. Hernandez
Title: CEO

SECURED PARTY:

LBI INVESTMENTS, LLC

By:	LBI Management II, LLC, its Manager

By:	/s/ Michael Margolies
Name: Michael Margolies
Title: